MERRILL LYNCH BOND FUND, INC.

Supplement dated November 17, 2003 to the
Statement of Additional Information dated January 24, 2003

The sub-section entitled "Eligible Class A Investors" under the section "Initial Sales Charge Alternatives - Class A and Class D Shares" set forth on page 28 is amended to add the following sentence:

Class I shares (designated Class A shares prior to April 14, 2003) are also available at net asset value to institutional investors that purchase more than $50 million of the Fund's shares.







Code #10210-0103ALL